Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED

PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of W&T Offshore, Inc. (the “Company”), hereby certifies, to the best of his or her knowledge, that the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2026	/s/ Tracy W. Krohn
Tracy W. Krohn
Chairman, Chief Executive Officer, President and Director
(Principal Executive Officer)

Date: May 7, 2026	/s/ Sameer Parasnis
Sameer Parasnis
Executive Vice President and Chief Financial Officer (Principal Financial Officer)